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                          REGISTRATION RIGHTS AGREEMENT


          THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made and entered into as of December 22, 1994, by and between Polaris Industries Inc., a Minnesota corporation (the "Company"), and Victor K. Atkins, Jr. ("Atkins") and EIP Holdings Inc., a Delaware corporation, EIP I Inc., a Delaware corporation and LB I Group Inc., a Delaware Corporation (collectively, the "Lehman Entities"), (Atkins and the Lehman Entities collectively, the Shareholders").


                                    RECITALS

          A. The Company is issuing shares of Common Stock, $.Ol par value, of the Company to the Shareholders (collectively, the "Shares") in connection with the conversion of Polaris Industries Partners L.P. into corporate form.

          B. The Shareholders are executing affiliate letters in connection with the receipt of their Shares.

          C. The Company desires to grant to each Shareholder certain registration rights with respect to the Shares held by such Shareholder or any transferees from time to time.

          D. The parties hereto desire to set forth the terms and conditions of the Company's covenants and agreements in respect of the registration of the Shares with the Securities and Exchange Commission and all applicable state securities agencies.

          E. In consideration of the premises and the mutual agreements contained herein, the parties hereby agree as follows:


                                    AGREEMENT

          1.   DEFINITIONS.

          As used in this Agreement, the following capitalized terms shall have the following meanings:

          ADVICE: See the last paragraph of Section 5 hereof.

          COMMON STOCK: Shares of the Company's common stock, $.Ol par value, as the same may be constituted from time to time.

          COMPANY NOTICE:  See Section 4(a) hereof.


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          DEMAND REGISTRATION: See Section 3(a) hereof.

          EXCHANGE ACT: The Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, as in effect from time to time.

          HOLDER: The Shareholders or any transferees of the Shareholders with respect to the Shares other than transferees who do not receive Registrable Securities.

          PERSON: An individual, partnership, corporation, joint venture, trust or unincorporated organization, or a government or agency or political subdivision thereof.

          PIGGYBACK NOTICE:  See Section 4(a) hereof.

          PIGGYBACK REGISTRATION STATEMENT: See Section 4(a) hereof.

          PROSPECTUS: The prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by the Registration Statement and all other amendments and supplements to the Prospectus, including post-effective amendments and all material incorporated by reference in such Prospectus.

          REGISTRATION EXPENSES: See Section 6 hereof.

          REGISTRABLE SECURITIES: (i) The Shares and (ii) any securities issued or issuable with respect to the Shares by way of a stock dividend or stock split or other distribution or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. A Share ceases to be a Registrable Security when (i) it has been effectively registered under the Securities Act and disposed of in accordance with the Registration Statement covering it, (ii) it has been distributed pursuant to Rule 145(d) (or any similar provisions then in force) under the Securities Act with the result that the transferor is not deemed to be engaged in a distribution, (iii) it has otherwise been transferred and no further restriction on transfer remains or
(iv) it no longer is outstanding.

          REGISTRATION STATEMENT: Any registration statement of the Company which covers Registrable Securities pursuant to the provisions of this Agreement, including (i) the Prospectus, (ii) amendments and supplements to such Registration Statement, (iii) post-effective amendments, (iv) all exhibits and all material incorporated by reference in such Registration Statement, (v) any registration statement pursuant to a Demand Registration and (vi) any Piggyback Registration Statement.

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          SECURITIES ACT: The Securities Act of 1933, as amended, and the rules and regulations thereunder, as in effect from time to time.

          SEC: The Securities and Exchange Commission.

          SHARES: See Recital A.

          SHAREHOLDERS: As defined in the preamble.

          UNDERWRITTEN OFFERING: The offering and sale of securities of the Company covered by any Registration Statement pursuant to a firm commitment underwriting to an underwriter at a fixed price for reoffering or pursuant to agency or best efforts arrangements with an underwriter.

Unless the context otherwise requires: (i) "or" is not exclusive; and (ii) words in the singular include the plural and words in the plural include the singular.

          2.   SECURITIES SUBJECT TO THIS AGREEMENT.

          The securities entitled to the benefits of this Agreement are the Registrable Securities but, with respect to any particular Registrable Security, only so long as such security continues to be a Registrable Security.

          3.   DEMAND REGISTRATION.

               (a) REQUESTS FOR REGISTRATION. At any time after the date hereof, any Holder or Holders may make a written request to the Company for registration with the SEC under and in accordance with the provisions of the Securities Act of all or part of his Registrable Securities (a "Demand Registration"). All requests made pursuant to this Section 3(a) shall specify the number of Registrable Securities to be registered and the intended methods of disposition thereof. Promptly after receipt of any such request the Company will give written notice of such requested registration to all other Holders of Registrable Securities and thereupon will, as expeditiously as possible, use its best efforts to effect the registration under the Securities Act of (i) the Registrable Securities which the Company has been so requested to register in the Demand Registration, and (ii) all other Registrable Shares requested to be registered pursuant to the first sentence. Upon the receipt of such notice from the Company, each Holder shall be entitled for a period of 15 days from the date of receipt of such notice to deliver a written request to the Company specifying the number of his Registrable Securities to be included in such Demand Registration.

               (b) NUMBER OF, AND LIMITATIONS ON, REGISTRATIONS. The Holders will be entitled to request an aggregate of four

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Demand Registrations, provided that Atkins and/or his transferees and the Lehman
Entities and/or their respective transferees in any event each shall be entitled to submit the initial written request for a Demand Registration in respect of two Demand Registrations. The Company will not be obligated to register any Registrable Securities pursuant to such a Demand Registration (i) unless there is requested to be included in such registration at least 300,000 Shares
(subject to such adjustments as may be necessary by reason of the occurrence of an event contemplated by clause (ii) of the first sentence of the definition of Registrable Securities) or (ii) if a prior Demand Registration was declared effective within a period commencing 6 months prior to the date of the written request for such Demand Registration and such prior Demand Registration was maintained effective for a period of not less than 120 days, or such shorter period during which all Registrable Securities covered by such prior Demand Registration were sold or withdrawn.

               (c) EFFECTIVE REGISTRATION - EXPENSES. In any registration initiated as a Demand Registration pursuant to this Section 3, each Holder and the Company will pay its share of all Registration Expenses, pro rata, based on the relation that the number of Registrable Securities registered by each bears to the total number of shares of Common Stock registered in such offering, whether or not the Registration Statement has become effective; provided, however, that in the event that any Registrable Securities are excluded from a Piggyback Registration Statement pursuant to Section 4(a), the Registration Expenses of the next Demand Registration shall be borne exclusively by the Company.

               (d) SELECTION OF UNDERWRITERS. If any of the Registrable Securities covered by a Demand Registration are to be sold in an Underwritten Offering, the investment banker or investment bankers and manager or managers that will administer the offering will be selected by the Holders.

               (e)  REDUCTION.  If a Demand Registration pursuant to this
Section 3 involves an underwritten offering and the managing underwriter advises the Company in writing that, in its opinion, the number of securities requested to be included in such registration (including securities of the Company which are not Registrable Securities) exceeds the number which can be sold in such offering, the Company will include in such registration only the Registrable Securities requested to be included in such registration.

          4.   PIGGYBACK REGISTRATION RIGHTS.

               (a) REQUESTS FOR PIGGYBACK REGISTRATION. The Company covenants and agrees with each Holder that in the event the Company proposes to file at any time and from time to time a

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registration statement on any form for the general registration of securities under the Securities Act with respect to the offering of any class of security (other than in connection with an offering solely to the "employees" (as such term is defined in the General Instructions to Form S-8 under the Securities
Act) of the Company or its subsidiaries pursuant to a registration statement on Form S-8 under the Securities Act or an offering pursuant to a registration Statement on Form S-4 under the Securities Act, or any successor forms thereto), whether or not for sale for its own account (a "Piggyback Registration Statement"), then the Company shall in each such case promptly give written notice (a "Company Notice") to each Holder of such proposed filing, and such notice shall offer to each Holder the opportunity to include in such Piggyback Registration Statement such number of Registrable Securities as each may request. Upon the written request of any such Holder (a "Piggyback Notice") made within fifteen (15) days after the receipt of any such notice (which request shall specify the Registrable Securities intended to be sold by such Holder), the Company will use its best efforts to effect the registration under the Securities Act of all Registrable Securities which the Company has been so requested to register by the Holders thereof. Notwithstanding the foregoing, the Company shall not be obligated to register the Registrable Securities of any Holder (i) unless a Piggyback Notice shall have been received by the Company within fifteen (15) days of receipt of the Company Notice by such Holder, or
(ii) if the Company shall, within ten (10) calendar days after receipt of a Piggyback Notice, have delivered to any Holder whose Registrable Securities shall have been the subject of a Piggyback Notice an opinion of counsel reasonably satisfactory to said Holder to the effect that the proposed transfer can be made without registration in accordance with Rule 145(d) under the Securities Act or any other exemption from the registration provisions thereof (other than Rule 144A).

               The Company shall use its best efforts to cause the underwriter of a proposed offering, if any, to permit the Holders holding Registrable Securities requested to be included in the Piggyback Registration Statement to include such Registrable Securities in the proposed offering on terms and conditions at least as favorable to the Holders holding such Registrable Securities as those offered with respect to the other securities of the Company included therein. Notwithstanding the foregoing, if the managing underwriter shall advise the Company in writing that, in its opinion, the distribution of the Registrable Securities requested to be included in the Piggyback Registration Statement concurrently with the securities being registered by the Company would materially adversely affect the price, timing or distribution of such securities by the Company, then the Company will include in such registration (i) first, 100% of the securities the Company proposes to sell and
(ii) second, to the extent of the number of Registrable

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Securities requested to be included in such registration, which, in the opinion of such managing underwriter, can be sold without having the adverse effect referred to above, the number of Registrable Securities which the Holders have requested to be included in such registration, such amount to be allocated pro rata among all requesting Holders on the basis of the relative number of shares of Registrable Securities then held by each such Holder (provided that any Shares thereby allocated to any such Holder that exceed such Holder's request will be reallocated among the remaining requesting Holders in like manner).

               (b) ADDITIONAL OBLIGATIONS OF THE COMPANY. In connection with the registration of Registrable Securities in accordance with Section 4(a) above, the Company agrees to pay all Registration Expenses in connection with the registration of the Registrable Securities under the Securities Act.

          5.   REGISTRATION PROCEDURES.

          Whenever either Holder has requested that any Registrable Securities be registered pursuant to this Agreement, the Company will promptly take all such actions as may be necessary or desirable to permit the sale of such Registrable Securities in accordance with the intended method or methods of disposition thereof, and pursuant thereto the Company will as expeditiously as possible:

               (a) with respect to a request to file a Registration Statement covering Registrable Securities made pursuant to Section 3 hereof, use its best efforts to prepare and file with the SEC, not later than 90 days after receipt of such request (which 90-day period may be extended by the Company for up to an additional 90 days if at the time of such request the Company is engaged in negotiations looking toward its participation in a material merger, acquisition or other form of business combination or, if by reason of such transaction, the Company is not in a position to timely prepare and file the Registration Statement) a Registration Statement on a form for which the Company then qualifies which is satisfactory to the Company and the Holders (unless the offering is made on an underwritten basis, including on a best efforts underwriting basis, in which event the managing underwriter or underwriters shall determine the form to be used) and which form shall be available for the sale of the Registrable Securities in accordance with the intended method or methods of distribution thereof, and use its best efforts to cause such Registration Statement to become effective; the Company shall not file any Registration Statement pursuant to Section 3 hereof or any amendment thereto or any Prospectus or any supplement thereto (including such documents incorporated by reference) to which the Holders or the underwriters, if any, shall reasonably object in

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light of the requirements of the Securities Act or any other applicable laws or regulations;

               (b) before filing a Registration Statement or Prospectus or any amendments or supplements thereto (excluding documents to be incorporated by reference therein), the Company will within five days of filing, furnish to the Holders and the underwriters, if any, copies of all such documents in substantially the form proposed to be filed (including documents incorporated therein by reference), to enable the Holders and the underwriters, if any, to review such documents prior to the filing thereof, and the Company shall make such reasonable changes thereto (including changes to, or the filing of amendments reflecting such changes to, documents incorporated by reference) as may be reasonably requested by the Holders and the managing underwriter or underwriters, if any;

               (c)   subject to the five-day review period required by paragraph
(b) above, prepare and file with the SEC such amendments and post-effective amendments to the Registration Statement as may be necessary to keep the Registration Statement continuously effective for a period of not less than 120 days or such longer period as is required for the intended method of distribution, or such shorter period which will terminate when all Registrable Securities covered by such Registration Statement have been sold or withdrawn; cause the Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act; and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during the applicable period in accordance with the intended methods of disposition by the Holders thereof set forth in such Registration Statement or supplement to the Prospectus;

               (d) notify the Holders and the managing underwriters, if any, promptly, and (if requested by any such Person) confirm such advice in writing,
(1) when the Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to the Registration Statement or any post-effective amendment, when the same has become effective, (2) of any request by the SEC for amendments or supplements to the Registration Statement or the Prospectus or for additional information, (3) of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose, (4) if at any time the representations and warranties of the Company contemplated by paragraph (o) below cease to be true and correct, (5) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, and (6) of the

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happening of any event which makes any statement made in the Registration
Statement, the Prospectus or any document incorporated therein by reference untrue or which requires the making of any changes in the Registration Statement, the Prospectus or any document incorporated therein by reference in order to make the statements therein not misleading;

               (e) make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of the Registration Statement at the earliest possible moment;

               (f) as promptly as practicable after filing with the SEC of any document which is incorporated by reference into the Registration Statement or the Prospectus (after initial filing of the Registration Statement) provide copies of such document to counsel to the Holders and to the managing underwriters;

               (g) furnish to the Holders and each managing underwriter, without charge, at least one signed copy of the Registration Statement and any post-effective amendment thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits (including those incorporated by reference) and a reasonable number of conformed copies of all such documents;

               (h) deliver to the Holders and the underwriters, if any, as many copies of the Prospectus (including each preliminary prospectus) and any amendment or supplement thereto as such Persons may reasonably request; the Company consents to the use of the Prospectus or any amendment or supplement thereto by the Holders and the underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by the Prospectus or any amendment or supplement thereto;

               (i) prior to the date on which the Registration Statement is declared effective, use its best efforts to register or qualify or cooperate with the Holders and the underwriters, if any, and their respective counsel in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or blue sky laws of such jurisdictions as any seller or underwriter reasonably requests in writing and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by the Registration Statement; provided that the Company will not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action which would subject it to general service of process in any such jurisdiction where it is not then so subject;

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                (j) cooperate with the Holders and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends; and enable such Registrable Securities to be in such denominations and registered in such names as the managing underwriters may request at least two business days prior to any sale of Registrable Securities to the underwriters;

               (k) use its best efforts to cause the Registrable Securities covered by the Registration Statement to be registered with or approved by such other governmental agencies or authorities within the United States as may be necessary to enable the seller or sellers thereof or the underwriters, if any, to consummate the disposition of such Registrable Securities;

               (l)  upon the occurrence of any event contemplated by paragraph
(d)(6) above, prepare a supplement or post-effective amendment to the Registration Statement or the Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities, the Prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading;

               (m) use its best efforts to cause all Registrable Securities covered by the Registration Statement to be listed on each securities exchange on which similar securities issued by the Company are then listed if requested by the Holders or the managing underwriters, if any;

               (n) provide a transfer agent and registrar for all Registrable Securities;

               (o) enter into such agreements (including an underwriting agreement) and take all such other actions in connection therewith as the Holders or the managing underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities and in such connection, whether or not an underwriting agreement is entered into and whether or not the registration is an underwritten registration (1) make such representations and warranties to the Holders and the underwriters, if any, in form, substance and scope as are customarily made by issuers to underwriters in primary underwritten offerings and confirm the accuracy of the same if and when requested, and matters relating to the compliance of the Registration Statement and the Prospectus with the Securities Act; (2) obtain opinions of counsel to the Company and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the managing underwriters) addressed to the Holders and the underwriters, if

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any, covering the matters customary in underwritten primary offerings and such other matters as may be reasonably requested by the Holders and underwriters, if any; (3) obtain "cold comfort" letters and updates thereof from the Company's independent certified public accountants addressed to the Holders and the underwriters, if any, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters by underwriters in connection with primary underwritten offerings; (4) if an underwriting agreement is entered into, the same shall set forth in full the indemnification and contribution provisions and procedures of Sections 7 and 8 hereof with respect to all parties to be indemnified pursuant to said Section; and (5) the Company shall deliver such documents and certificates as may be requested by the Holders and the managing underwriters, if any, to evidence compliance with clause (1) above and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company. The above shall be done at each closing under such underwriting or similar agreement or as and to the extent required thereunder;

               (p) make available for inspection during normal business hours by the Holders, any underwriter participating in any disposition pursuant to such registration statement, and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement; PROVIDED, that any records, information or documents that are designated by the Company in writing as confidential shall be kept confidential by such Persons;

               (q) otherwise use its best efforts to comply with all applicable rules and regulations of the SEC, and make generally available to its security holders, earnings statements satisfying the provisions of Section 11(a) of the Securities Act, no later than 45 days after the end of any 12-month period (1) commencing at the end of any fiscal quarter in which Registrable Securities are sold to underwriters in a firm or best efforts underwriting offering, and (2) beginning with the first month of the Company's first fiscal quarter commencing after the effective date of the Registration Statement, which statements shall cover said 12-month periods.

          The Company may require the Holders to furnish to the Company such information and documents regarding the distribution of such securities and the seller as the Company may from time to time reasonably request in writing.



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           The Holders each agree by acquisition of such Registrable Securities that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 5(d)(6) hereof, such Holder will forthwith discontinue disposition of Registrable Securities until such Holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 5(l) hereof, or until it is advised in writing (the "Advice") by the Company that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings which are incorporated by reference in the Prospectus, and, if so directed by the Company, each Holder will, or will request the underwriters to, deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such Holder's possession, of the Prospectus covering such Registrable Securities current at the time of receipt of such notice. If the Company shall give such notice, the time periods mentioned in Section 5(c) hereof shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to
Section 5(d)(6) to and including the date when the Holders shall have received the copies of the supplemented or amended prospectus contemplated by Section 5(l) hereof or the Advice.

          6.   REGISTRATION EXPENSES.

          Except as otherwise provided herein, "Registration Expenses" include all expenses incident to the Company's performance of or compliance with this Agreement, including without limitation all registration and filing fees, including with respect to filings required to be made with the National Association of Securities Dealers, fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel for the underwriters in connection with blue sky qualifications of the Registrable Securities and determination of their eligibility for investment under the laws of such jurisdictions as the managing underwriters or holders of a majority of the Registrable Securities being sold may designate), printing expenses, messenger, telephone and delivery expenses, and fees and disbursements of counsel for the Company, the Holders and of all independent certified public accountants (including the expenses of any special audit and "cold comfort" letters required by or incident to such performance), the fees and expenses incurred in connection with the listing of the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed, rating agency fees, securities acts liability insurance if the Holders so require, and the reasonable fees and expenses of any special experts retained by the Holders or by the Company at the request of the managing underwriters in connection with such registration. The Company shall, in any event, pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or

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accounting duties) and the expense of any annual audit, which are not
"Registration Expenses" for purposes of this Agreement. In no event shall the Company be liable for the payment of any discounts, commissions or fees of underwriters, selling brokers, dealer managers or similar industry professionals relating to the distribution of the Registrable Securities or for the fees and expenses of more than one law firm for all Holders.

          7.   INDEMNIFICATION.

               (a) INDEMNIFICATION BY COMPANY. The Company will indemnify and hold harmless, to the full extent permitted by law, each Holder, its officers and directors, their agents and each Person who controls each such Holder (within the meaning of the Securities Act) against all losses, claims, damages, liabilities (or actions in respect thereto) and expenses to which any such Person may be subject, under the Securities Act or otherwise, and reimburse all such Persons for any legal or other expenses incurred with investigating or defending against any such losses, claims, damages or liabilities, insofar as such losses, claims, damages or liabilities arise out of or are based upon any untrue or alleged untrue statement of a material fact contained in a Registration Statement, Prospectus or preliminary prospectus or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same arise out of or are based upon an untrue statement of a material fact or omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, which statement or omission is made therein in reliance upon and in conformity with information furnished in writing to the Company by such Holder, expressly for use therein. The Company will also indemnify underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, their officers and directors and each Person who controls such Persons (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of each Holder of Registrable Securities.

               (b) INDEMNIFICATION BY HOLDERS. Each Holder will, severally and not jointly, indemnify and hold harmless, to the full extent permitted by law, the Company, its directors and officers and each Person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities (or actions in respect thereto) and expenses to which any such Person may be subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities arise out of or are based upon any untrue or alleged untrue statement of a material fact contained in a Registration Statement or Prospectus or preliminary prospectus or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not

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misleading, to the extent, but only if and to the extent, that such untrue or alleged untrue statement or omission or alleged omission is made therein in reliance upon and in conformity with the information furnished in writing by such Holder specifically for inclusion therein. In no event shall the liability of a Holder hereunder be greater in amount than the dollar amount of the proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation. The Company shall be entitled to receive indemnities from underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, to the same extent as provided above with respect to information so furnished in writing by such Persons.

               (c) CONDUCT OF INDEMNIFICATION PROCEEDINGS. Any Person entitled to indemnification hereunder will (i) give prompt notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) unless in such indemnified party's reasonable judgment a conflict of interest may exist between such indemnified and indemnifying parties with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party and in that case the indemnified party shall have the right to participate in the conduct of such defense provided that it will pay for the fees of its own counsel. Whether or not such defense is assumed by the indemnifying party, the indemnifying party will not be subject to any liability for any settlement made without its consent (but such consent will not be unreasonably withheld). No indemnifying party will consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving of the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation. An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim, in which event the indemnifying party shall be obligated to pay the fees and expenses of such additional counsel or counsels.

          8.   CONTRIBUTION.

               (a) If the indemnification provided for in Section 7 from the indemnifying party is unavailable to an indemnified party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified parties in connection with the actions that resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Section 7, any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding;

               (b) The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 8 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding any other provision hereof, in no event shall the contribution obligation of any Holder be greater in amount than the excess of (i) the dollar amount of the proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such contribution obligation over (ii) the dollar amount of any damages that such Holder has otherwise been required to pay by reason of the untrue or alleged untrue statement or omission or alleged omission giving rise to such obligation. No person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation; and

               (c) If indemnification is available under Section 7, the indemnifying parties shall indemnify each indemnified party to the full extent provided in Section 7 without regard to the relative fault of said indemnifying party or indemnified party or any other equitable consideration provided for in this Section 8.

          9.   PUBLIC INFORMATION.

          For a period of three years after the date of this Agreement, the Company shall cause "adequate current public information" (as such term is used in Rule 144 promulgated under the Securities Act) to be maintained and shall timely file all reports required pursuant to the Exchange Act.

          10.   MISCELLANEOUS.

               (a) REMEDIES. Without limiting the rights of any Holder to pursue all other legal and equitable remedies available for any breach of the provisions of this Agreement, including recovery of damages, each will be entitled to specific performance of their rights under this Agreement. The Company expressly agrees that monetary damages would not be adequate compensation for any loss incurred by any Holder by reason of a breach by the Company of the provisions of this Agreement and that such Holder would sustain irreparable harm, and therefore the Company further agrees that any such Holder shall be entitled to specific performance to prevent any such breach or any continuing breach hereof and the Company waives the defense in any action for specific performance that a remedy at law would be adequate.

               (b) NO INCONSISTENT AGREEMENTS. The Company will not on or after the date of this Agreement enter into any agreement with respect to its securities which is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof. The Company has not previously entered into any agreement with respect to its securities granting any registration rights to any Person.

               (c) NOTICES. All notices, requests, demands and other communications provided for by this Agreement shall be in writing (including telecopier or similar writing) and shall be deemed to have been given at the time when mailed in any general or branch office of the United States Postal Service, enclosed in a registered or certified postpaid envelope, or sent by Federal Express or other similar overnight courier service, addressed to the address of the parties stated below or to such changed address as such party may have fixed by notice or, if given by telecopier, when such telecopy is transmitted and the appropriate answerback is received.

          (i)   If to the Company:

                Polaris Industries Inc.
                1225 North Highway 169
                Minneapolis, Minnesota 55441
                Attention: John H. Grunewald
                           Executive Vice President,
                           Finance and Administration

          (ii)  If to Atkins:

                Victor K. Atkins, Jr.

                33 Flying Point Road
                Southhampton, New York  11968

          (iii) If to the Lehman Entities:

                Lehman Brothers Inc.
                3 World Financial Center
                New York, New York 10285
                Attention: Ron Hiram

               (d) SUCCESSORS AND ASSIGNS. This Agreement is solely for the benefit of the parties and their respective successors and assigns, including any Holder. Nothing herein shall be construed to provide any rights to any other entity or individual.

               (e) COUNTERPARTS. This Agreement may be executed in several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

               (f) HEADINGS. Section headings are for convenience only and do not control or affect the meaning or interpretation of any terms or provisions of this Agreement.

               (g) GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New York governing contracts to be made and performed therein without giving effect to principles of conflicts of law, and, with respect to any dispute arising out of this Agreement, each party hereby consents to the exclusive jurisdiction of the courts sitting in such State.

               (h) SEVERABILITY. Should any part, term, condition or provision hereof or the application thereof be declared illegal, invalid or otherwise unenforceable or in conflict with any other law by a court of competent jurisdiction, the validity of the remaining parts, terms, conditions or provisions of this Agreement shall not be affected thereby, and the illegal, invalid or unenforceable portions of this Agreement shall be and hereby are redrafted to conform with applicable law, while leaving the remaining portions of this Agreement intact, except to the extent necessary to conform to the redrafted portions hereof.

               (i) ENTIRE AGREEMENT. This Agreement sets forth the entire agreement and understanding between the parties and supersedes all proposals, commitments, writings, negotiations, discussions, agreements and understandings, oral or written, of every kind and nature between them concerning the subject matter hereof. This Agreement may not be amended or otherwise modified except in a writing signed by both parties hereto. No discharge of the terms hereof shall be deemed valid unless by full performance by the parties or by a writing signed by the parties. A waiver by any party of any breach or violation of any this Agreement shall not be deemed or construed as a waiver of any other breach or violation hereof.

               (j) ATTORNEYS' FEES. In any action or proceeding brought to enforce any provision of this Agreement, or where any provision hereof is validly asserted as a defense, the successful party shall be entitled to recover reasonable attorneys' fees in addition to any other available remedy.

      IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.


                                        POLARIS INDUSTRIES INC.



                                        By:  /s/ W. Hall Wendel, Jr.
                                             ------------------------------
                                             Name:
                                             Title:



                                        /s/ V. K. Atkins, Jr.
                                        -----------------------------------
                                        Victor K. Atkins, Jr.


                                        EIP HOLDINGS INC.



                                        By:  /s/
                                             ------------------------------
                                             Name:
                                             Title:



                                        EIP I INC.



                                        By:  /s/
                                             ------------------------------
                                             Name:
                                             Title:



                                        LB I GROUP INC.



                                        By:  /s/
                                             ------------------------------
                                             Name:
                                             Title: